Exhibit 99.2

Supplemental Information

September 30, 2005

Contact:	6110 Executive Boulevard
Sara Grootwassink	Suite 800
Chief Financial Officer	Rockville, MD 20852
Direct Dial: (301) 255-0820	(301) 984-9400
E-mail: sgrootwassink@writ.com	(301) 984-9610 fax

Washington Real Estate Investment Trust

Supplemental Information

Table of Contents

September 30, 2005

Washington Real Estate Investment Trust

About the Trust

Mission Statement

Washington Real Estate Investment Trust, founded in 1960 and headquartered in Rockville, Maryland, invests in a diversified range of income-producing property types. Our purpose is to acquire, develop and manage real estate investments in markets we know well and protect our assets from single property-type value fluctuations through diversified holdings. Our goal is to continue to safely increase earnings and shareholder value.

Company Background

We are a self-administered, self-managed, equity real estate investment trust investing in income-producing properties in the greater Washington-Baltimore region. We own a diversified portfolio of 68 properties consisting of 12 retail centers, 28 office properties, 19 industrial/flex properties and 9 multifamily properties.

Our dividends have increased every year for 35 consecutive years and our Funds From Operations (“FFO”) per share has increased every year for 32 consecutive years. WRIT shares are publicly traded on the New York Stock Exchange (symbol: WRE).

Certain statements in the supplemental disclosures which follow are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties and other factors that may cause actual results to differ materially. Such risks, uncertainties and other factors include, but are not limited to, fluctuations in interest rates, availability of raw materials and labor costs, levels of competition, the effect of government regulation, the availability of capital, weather conditions, the timing and pricing of lease transactions and changes in general and local economic and real estate market conditions, and other risks and uncertainties detailed from time to time in our filings with the SEC, including our 2004 Form 10-K. We assume no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

Washington Real Estate Investment Trust

Consolidated Statements of Operations

(In thousands, except per share data)

(unaudited)

Three Months Ended
09/30/05	06/30/05	03/31/05	12/31/04	09/30/04
OPERATING RESULTS

Real estate rental revenue	$48,939	$46,567	$45,282	$43,724	$43,246
Real estate expenses	(14,929)	(13,957)	(14,189)	(12,968)	(13,148)

34,010	32,610	31,093	30,756	30,098
Real estate depreciation and amortization	(11,988)	(12,942)	(10,537)	(10,283)	(10,017)

Income from real estate	22,022	19,668	20,556	20,473	20,081

Other income	335	207	114	88	59
Other income from property settlement	—	504	—	—	—
Interest expense	(9,798)	(9,283)	(8,588)	(8,551)	(8,760)
General and administrative	(2,036)	(2,093)	(2,232)	(1,622)	(1,616)

Income from continuing operations	10,523	9,003	9,850	10,388	9,764

Discontinued operations:
Income (loss) from operations of properties sold or held for sale	(100)	(11)	295	966	1,033
Gain on sale of real estate investment	3,038	1,883	32,089	1,029	—

Income (loss) from discontinued operations	2,938	1,872	32,384	1,995	1,033

Net Income	$13,461	$10,875	$42,234	$12,383	$10,797

Per Share Data

Net Income	$0.32	$0.26	$1.01	$0.30	$0.26

Fully diluted weighted average shares outstanding	42,147	42,059	42,015	41,911	41,883

Percentage of Revenues:
Real estate expenses	30.5%	30.0%	31.3%	29.7%	30.4%
General and administrative	4.2%	4.5%	4.9%	3.7%	3.7%

Ratios:
EBITDA / Interest expense	3.3	x	3.3	x	3.4	x	3.6	x	3.4	x

Income from continuing operations/Total real estate revenue	21.5%	19.3%	21.8%	23.8%	22.6%
Net income/Total real estate revenue	27.5%	23.4%	93.3%	28.3%	25.0%

Washington Real Estate Investment Trust

Consolidated Balance Sheets

(In thousands)

(unaudited)

	September 30, 2005	June 30, 2005	March 31, 2005	December 31, 2004	September 30, 2004
Assets
Land	$226,217	$218,733	$217,590	$204,831	$198,639
Income producing property	1,014,464	949,622	936,188	895,553	837,810
Accumulated depreciation and amortization	(229,490)	(219,175)	(209,442)	(200,375)	(190,985)

Net income producing property	1,011,191	949,180	944,336	900,009	845,464
Development in progress	23,222	17,428	15,313	12,280	10,942

Total investment in real estate, net	1,034,413	966,608	959,649	912,289	856,406
Investment in real estate sold or held for sale, net	—	2,790	2,813	36,986	43,949
Cash and cash equivalents	6,067	18,673	5,491	5,562	3,061
Restricted cash	6,645	4,261	12,515	388	66
Rents and other receivables, net of allowance for doubtful accounts	24,077	22,515	21,365	21,402	21,086
Prepaid expenses and other assets	41,139	34,163	34,960	35,046	32,878
Other assets related to properties sold or held for sale	—	38	38	720	756

Total Assets	$1,112,341	$1,049,048	$1,036,831	$1,012,393	$958,202

Liabilities and Shareholders’ Equity
Accounts payable and other liabilities	$28,439	$30,140	$23,285	$22,586	$21,164
Advance rents	5,522	5,179	5,551	5,108	4,882
Tenant security deposits	7,220	6,305	5,990	5,784	5,718
Other liabilities related to properties sold or held for sale	—	—	—	848	1,214
Mortgage notes payable	170,393	196,960	197,775	173,429	150,904
Lines of credit/short-term note payable	93,500	—	90,500	117,000	30,850
Notes payable	420,000	420,000	320,000	320,000	375,000

Total Liabilities	725,074	658,584	643,101	644,755	589,732

Minority interest	1,656	1,646	1,642	1,629	1,624

Shareholders’ Equity
Shares of beneficial interest, $0.01 par value; 100,000 shares authorized	$421	$421	$420	$420	$418
Additional paid-in capital	407,614	407,572	405,119	405,029	401,006
Distributions in excess of net income	(19,361)	(15,878)	(9,796)	(35,544)	(31,444)
Less: Deferred Compensation on restricted shares	(3,063)	(3,297)	(3,655)	(3,896)	(3,134)

Total Shareholders’ Equity	385,611	388,818	392,088	366,009	366,846

Total Liabilities and Shareholders’ Equity	$1,112,341	$1,049,048	$1,036,831	$1,012,393	$958,202

Total Debt / Total Market Capitalization	0.34:1	0.32:1	0.34:1	0.30:1	0.31:1

Note: Certain prior quarter amounts have been reclassified to conform to the current quarter presentation.

Washington Real Estate Investment Trust

Funds From Operations and Funds Available for Distribution

(In thousands, except per share data)

(unaudited)

	Three Months Ended
	09/30/05	06/30/05	03/31/05	12/31/04	09/30/04
Funds From Operations(1)
Net Income	$13,461	$10,875	$42,234	$12,383	$10,797
Real estate depreciation and amortization	11,988	12,942	10,537	10,283	10,017
Discontinued operations:
Gain on property disposed	(3,038)	(1,883)	(32,089)	(1,029)	—
Other income from property settlement	—	(504)	—	—	—
Real estate depreciation and amortization	18	25	28	302	498

Funds From Operations (FFO)	22,429	21,455	20,710	21,939	21,312

FFO per share - basic	$0.53	$0.51	$0.49	$0.53	$0.51
FFO per share - fully diluted	$0.53	$0.51	$0.49	$0.52	$0.51

Funds Available for Distribution(2)
Tenant Improvements	(1,544)	(2,063)	(1,805)	(3,057)	(1,561)
External and Internal Leasing Commissions Capitalized	(1,111)	(1,094)	(1,063)	(923)	(533)
Recurring Capital Improvements	(2,129)	(2,360)	(2,192)	(3,009)	(2,274)
Straight-Line Rent, Net	(982)	(661)	(697)	(610)	(434)
Rent abatement amortization	(42)	(892)	336	308	331
Non-real estate depreciation and amortization	431	428	407	400	424
Amortization of lease intangibles-FAS 141	(17)	(33)	50	51	8
Amortization of restricted share compensation	368	467	—	—	—
Other	—	301	—	—	—

Funds Available for Distribution (FAD)	$17,403	$15,548	$15,746	$15,099	$17,273

Total Dividends Paid	$16,955	$16,956	$16,486	$16,483	$16,401

Average shares - basic	42,005	41,932	41,866	41,711	41,648
Average shares - fully diluted	42,147	42,059	42,015	41,911	41,883

(1)	Funds From Operations (“FFO”) – The National Association of Real Estate Investment Trusts, Inc. (“NAREIT”) defines FFO (April, 2002 White Paper) as net income (computed in accordance with generally accepted accounting principles (“GAAP”)) excluding gains (or losses) from sales of property plus real estate depreciation and amortization. We consider FFO to be a standard supplemental measure for equity real estate investment trusts (“REITs”) because it facilitates an understanding of the operating performance of our properties without giving effect to real estate depreciation and amortization, which historically assumes that the value of real estate assets diminishes predictably over time. Since real estate values have instead historically risen or fallen with market conditions, we believe that FFO more accurately provides investors an indication of our ability to incur and service debt, make capital expenditures and fund other needs. FFO is a non-GAAP measure.
(2)	Funds Available for Distribution (“FAD”) is calculated by subtracting from FFO (1) recurring expenditures, tenant improvements and leasing costs, that are capitalized and amortized and are necessary to maintain our properties and revenue stream and (2) straight line rents, (3) cash rent abatements, then adding (4) non-real estate depreciation and amortization and (5) non-cash amortization of rent abatements, and adding or subtracting the amortization of lease intangibles as appropriate. FAD is included herein, because we consider it to be a measure of a REIT’s ability to incur and service debt and to distribute dividends to its shareholders. FAD is a non-GAAP and non-standardized measure, and may be calculated differently by other REITs.

Washington Real Estate Investment Trust

Earnings Before Interest Taxes Depreciation and Amortization (EBITDA)

(In thousands)

(unaudited)

	Three Months Ended
	09/30/05	06/30/05	03/31/05	12/31/04	09/30/04
EBITDA(1)

Net income	$13,461	$10,875	$42,234	$12,383	$10,797
Add:
Interest expense	9,798	9,283	8,588	8,551	8,760
Real estate depreciation and amortization	12,006	12,967	10,565	10,585	10,515
Non-real estate depreciation	75	80	84	95	103
Less:
Gain on sale of real estate	(3,038)	(1,883)	(32,089)	(1,029)	—
Other income	(335)	(207)	(114)	(88)	(59)
Other income from property settlement	—	(504)	—	—	—

EBITDA	$31,967	$30,611	$29,268	$30,497	$30,116

(1)	EBITDA is earnings before interest, taxes, depreciation and amortization. We consider EBITDA to be an appropriate supplemental performance measure because it eliminates depreciation, interest and the gain (loss) from property dispositions, which permits investors to view income from operations without the effect of non-cash depreciation or the cost of debt. EBITDA is a non-GAAP measure.

Washington Real Estate Investment Trust

Long-Term Debt Analysis

(In thousands, except per share amounts)

	September 30, 2005	June 30, 2005	March 31, 2005	December 31, 2004	September 30, 2004
Balances Outstanding

Secured
Conventional fixed rate	$170,393	$196,960	$197,775	$173,429	$150,904

Secured total	170,393	196,960	197,775	173,429	150,904

Unsecured
Fixed rate bonds and notes	420,000	420,000	320,000	320,000	375,000
Credit facility	93,500	—	90,500	117,000	30,850

Unsecured total	513,500	420,000	410,500	437,000	405,850

Total	$683,893	$616,960	$608,275	$610,429	$556,754

Average Interest Rates

Secured
Conventional fixed rate	5.9%	6.2%	6.2%	6.6%	6.6%

Secured total	5.9%	6.2%	6.2%	6.6%	6.6%

Unsecured
Fixed rate bonds	6.0%	6.0%	6.2%	6.2%	6.5%
Credit facilities	4.5%	0.0%	3.4%	3.1%	2.4%

Unsecured total	5.7%	6.0%	5.6%	5.4%	6.2%

Average	5.8%	6.0%	5.8%	5.7%	6.3%

Maturity Schedule

	Future Maturities of Debt				Average Interest Rate
Year	Secured Debt	Unsecured Debt	Credit Facilities	Total Debt
2005	$614	$—	$—	$614	5.5%
2006	8,660	50,000	—	58,660	7.2%
2007	9,981	—	30,500	40,481	4.9%
2008	2,242	60,000	63,000	125,242	5.6%
2009	52,369	—	—	52,369	7.1%
2010	2,496	—	—	2,496	5.2%
2011	11,673	—	—	11,673	5.3%
2012	19,261	50,000	—	69,261	5.0%
2013	63,097	60,000	—	123,097	5.3%
Thereafter	—	200,000	—	200,000	5.9%

Total maturities	$170,393	$420,000	$93,500	$683,893	5.8%

Weighted average maturity = 6.8 years

Washington Real Estate Investment Trust

Capital Analysis

(In thousands, except per share amounts)

	September 30, 2005	June 30, 2005	March 31, 2005	December 31, 2004	September 30, 2004
Market Data

Shares Outstanding	42,125	42,123	42,004	42,000	41,786
Market Price per Share	$31.11	$31.20	$28.75	$33.87	$30.30
Equity Market Capitalization	$1,310,509	$1,314,238	$1,207,615	$1,422,540	$1,266,116

Total Debt	$683,893	$616,960	$608,275	$610,429	$556,754
Total Market Capitalization	$1,994,402	$1,931,198	$1,815,890	$2,032,969	$1,822,870

Total Debt to Market Capitalization	0.34:1	0.32:1	0.34:1	0.30:1	0.31:1

Earnings to Fixed Charges(1)	2.0 x	1.9 x	2.1 x	2.2 x	2.1 x
Debt Service Coverage Ratio(2)	3.0 x	3.0 x	3.2 x	3.3 x	3.3 x

Dividend Data

Total Dividends Paid	$16,955	$16,956	$16,486	$16,483	$16,401
Common Dividend per Share	$0.4025	$0.4025	$0.3925	$0.3925	$0.3925
Payout Ratio (FFO per share basis)	75.6%	78.9%	79.6%	75.0%	77.1%

(1)	The ratio of earnings to fixed charges is computed by dividing earnings by fixed charges. For this purpose, earnings consist of income from continuing operations plus fixed charges, less capitalized interest. Fixed charges consist of interest expense, including amortized costs of debt issuance, plus interest costs capitalized.
(2)	Debt service coverage ratio is computed by dividing earnings before interest income and expense, depreciation, amortization and gain on sale of real estate by interest expense and principal amortization.

Washington Real Estate Investment Trust

Core Portfolio Net Operating Income (NOI) Growth & Rental Rate Growth

Q3 2005 vs. Q3 2004

Cash Basis

Sector	NOI Growth	Rental Rate Growth
Multifamily	3.7%	3.9%
Office Buildings	-4.6%	-1.0%
Retail Centers	8.9%	0.9%
Industrial / Flex Properties	6.2%	3.3%

Overall Core Portfolio	0.7%	0.7%

GAAP Basis

Sector	NOI Growth	Rental Rate Growth
Multifamily	3.9%	4.0%
Office Buildings	-1.2%	-1.3%
Retail Centers	7.1%	0.8%
Industrial / Flex Properties	9.9%	4.9%

Overall Core Portfolio	2.7%	0.7%

Washington Real Estate Investment Trust

Core Portfolio Net Operating Income (NOI) Summary

(In Thousands)

	Three Months Ended September 30,
	2005	2004	% Change
Cash Basis:
Multifamily	$4,438	$4,279	3.7%
Office Buildings	14,691	15,393	-4.6%
Retail Centers	5,649	5,188	8.9%
Industrial/Flex	4,886	4,602	6.2%

	$29,664	$29,462	0.7%

GAAP Basis:
Multifamily	$4,444	$4,277	3.9%
Office Buildings	15,583	15,771	-1.2%
Retail Centers	5,647	5,271	7.1%
Industrial/Flex	5,025	4,573	9.9%

	$30,699	$29,892	2.7%

Washington Real Estate Investment Trust

Core Portfolio Net Operating Income (NOI) Detail

(In Thousands)

	Three Months Ended September 30, 2005
	Multifamily	Office	Retail	Industrial	Corporate and Other	Total
Real estate rental revenue
Core Portfolio	$7,829	$23,196	$7,160	$6,430	$—	$44,615
Non-core- acquired [1]	—	1,169	1,119	2,036	—	4,324

Total	7,829	24,365	8,279	8,466	—	48,939

Real estate expenses
Core Portfolio	3,385	7,613	1,513	1,405	—	13,916
Non-core- acquired [1]	—	335	185	493	—	1,013

Total	3,385	7,948	1,698	1,898	—	14,929

Net Operating Income (NOI)
Core Portfolio	4,444	15,583	5,647	5,025	—	30,699
Non-core- acquired [1]	—	834	934	1,543	—	3,311

Total	$4,444	$16,417	$6,581	$6,568	$—	$34,010

Core Portfolio NOI GAAP Basis (from above)	$4,444	$15,583	$5,647	$5,025	$—	$30,699
Straight-line revenue, net for core properties	(6)	(804)	(27)	(169)	—	(1,006)
Amortization of lease intangibles for core properties	—	(88)	29	30	—	(29)

Core portfolio NOI, Cash Basis	$4,438	$14,691	$5,649	$4,886	$—	$29,664

Reconciliation of NOI to Net Income
Total NOI	$4,444	$16,417	$6,581	$6,568	$—	$34,010
Other revenue	—	—	—	—	335	335
Other income from property settlement	—	—	—	—	—	—
Interest expense	(986)	(1,112)	(353)	(506)	(6,841)	(9,798)
Depreciation and amortization	(1,272)	(6,355)	(1,871)	(2,380)	(110)	(11,988)
General and administrative	—	—	—	—	(2,036)	(2,036)
Discontinued Operations [2]	—		—	2,938	—	2,938

Net Income	$2,186	$8,950	$4,357	$6,620	$(8,652)	$13,461

	Three Months Ended September 30, 2004
	Multifamily	Office	Retail	Industrial	Corporate and Other	Total
Real estate rental revenue
Core Portfolio	$7,288	$23,073	$6,714	$5,908	$—	$42,983
Non-core- acquired [1]	—	263	—	—	—	263

Total	7,288	23,336	6,714	5,908	—	43,246

Real estate expenses
Core Portfolio	3,011	7,302	1,443	1,335	—	13,091
Non-core- acquired [1]	—	57	—	—	—	57

Total	3,011	7,359	1,443	1,335	—	13,148

Net Operating Income (NOI)
Core Portfolio	4,277	15,771	5,271	4,573	—	29,892
Non-core- acquired [1]	—	206	—	—	—	206

Total	$4,277	$15,977	$5,271	$4,573	$—	$30,098

Core Portfolio NOI GAAP Basis (from above)	$4,277	$15,771	$5,271	$4,573	$—	$29,892
Straight-line revenue, net for core properties	2	(303)	(113)	(1)	—	(415)
Amortization of lease intangibles for core properties	—	(75)	30	30	—	(15)

Core portfolio NOI, Cash Basis	$4,279	$15,393	$5,188	$4,602	$—	$29,462

Reconciliation of NOI to Net Income
Total NOI	$4,277	$15,977	$5,271	$4,573	$—	$30,098
Other revenue	—	—	—	—	59	59
Non-Disposal Gain	—	—	—	—	—	—
Interest expense	(1,066)	(1,146)	—	(250)	(6,298)	(8,760)
Depreciation and amortization	(1,238)	(6,050)	(926)	(1,387)	(416)	(10,017)
General and administrative	—	—	—	—	(1,616)	(1,616)
Discontinued Operations [2]	—	979	—	54	—	1,033

Net Income	$1,973	$9,760	$4,345	$2,990	$(8,271)	$10,797

[1]	Non-core acquired properties for Q3 2005 and Q3 2004 were Shady Grove Medical Village II, 8301 Arlington Boulevard, Dulles Business Park, Frederick Crossing, the Coleman Building and Albemarle Point.
[2]	Discontinued operations consists of: 8230 Boone Boulevard, 7700 Leesburg, Tycon Plaza II, Tycon Plaza III and the Pepsi Distribution Center.

Washington Real Estate Investment Trust

Core Portfolio & Overall Occupancy Levels by Sector

Q3 2005 vs. Q3 2004

GAAP	Basis

	Core Portfolio		All Properties
Sector	3nd QTR 2005	3nd QTR 2004	3nd QTR 2005	3nd QTR 2004
Multifamily	94.9%	91.4%	94.9%	91.4%
Office Buildings	90.2%	90.7%	90.4%	89.2%
Retail Centers	97.9%	94.6%	98.2%	94.6%
Industrial / Flex Properties	92.7%	92.6%	93.8%	92.8%

Overall Portfolio	92.5%	91.6%	92.9%	90.7%

Washington Real Estate Investment Trust

Schedule of Properties

September 30, 2005

PROPERTIES	LOCATION	YEAR ACQUIRED	YEAR CONSTRUCTED	NET RENTABLE SQUARE FEET
Office Buildings
1901 Pennsylvania Avenue	Washington, DC	1977	1960	97,000
51 Monroe Street	Rockville, MD	1979	1975	208,000
515 King Street	Alexandria, VA	1992	1966	78,000
The Lexington Building	Rockville, MD	1993	1970	46,000
The Saratoga Building	Rockville, MD	1993	1977	59,000
Brandywine Center	Rockville, MD	1993	1969	35,000
6110 Executive Boulevard	Rockville, MD	1995	1971	199,000
1220 19th Street	Washington, DC	1995	1976	102,000
Maryland Trade Center I	Greenbelt, MD	1996	1981	190,000
Maryland Trade Center II	Greenbelt, MD	1996	1984	158,000
1600 Wilson Boulevard	Arlington, VA	1997	1973	166,000
7900 Westpark Drive	McLean, VA	1997	1972/1986/1999[1]	521,000
Woodburn Medical Park I	Annandale, VA	1998	1984	71,000
Woodburn Medical Park II	Annandale, VA	1998	1988	96,000
600 Jefferson Plaza	Rockville, MD	1999	1985	115,000
1700 Research Boulevard	Rockville, MD	1999	1982	103,000
Parklawn Plaza	Rockville, MD	1999	1986	40,000
Wayne Plaza	Silver Spring, MD	2000	1970	91,000
Courthouse Square	Alexandria, VA	2000	1979	113,000
One Central Plaza	Rockville, MD	2001	1974	267,000
The Atrium Building	Rockville, MD	2002	1980	81,000
1776 G Street	Washington, DC	2003	1979	262,000
Prosperity Medical Center I	Merrifield, VA	2003	2000	92,000
Prosperity Medical Center II	Merrifield, VA	2003	2001	88,000
Prosperity Medical Center III	Merrifield, VA	2003	2002	75,000
Shady Grove Medical Village II	Rockville, MD	2004	1999	66,000
8301 Arlington Boulevard	Fairfax, VA	2004	1965	50,000
Albemarle Point	Chantilly, VA	2005	2001	90,000

Subtotal				3,559,000

Retail Centers
Takoma Park	Takoma Park, MD	1963	1962	51,000
Westminster	Westminster, MD	1972	1969	146,000
Concord Centre	Springfield, VA	1973	1960	76,000
Wheaton Park	Wheaton, MD	1977	1967	72,000
Bradlee	Alexandria, VA	1984	1955	168,000
Chevy Chase Metro Plaza	Washington, DC	1985	1975	50,000
Montgomery Village Center	Gaithersburg, MD	1992	1969	198,000
Shoppes of Foxchase[2]	Alexandria, VA	1994	1960	128,000
Frederick County Square	Frederick, MD	1995	1973	227,000
800 S. Washington Street[3]	Alexandria, VA	1998/2003	1955/1959	45,000
Centre at Hagerstown	Hagerstown, MD	2002	2000	334,000
Frederick Crossing	Frederick, MD	2005	1999/2003	295,000

Subtotal				1,790,000

[1]	A 49,000 square foot addition to 7900 Westpark Drive was completed in September 1999.
[2]	Approximately 60,000 square feet of the center is under redevelopment
[3]	South Washington Street includes 718 Jefferson Street, acquired in May 2003 to complete the ownership of the entire block of 800 S. Washington Street.

Washington Real Estate Investment Trust

Schedule of Properties (Cont.)

September 30, 2005

PROPERTIES	LOCATION	YEAR ACQUIRED	YEAR CONSTRUCTED	NET RENTABLE* SQUARE FEET
Multifamily Buildings * / # units
3801 Connecticut Avenue / 307	Washington, DC	1963	1951	177,000
Roosevelt Towers / 190	Falls Church, VA	1965	1964	168,000
Country Club Towers / 227	Arlington, VA	1969	1965	159,000
Park Adams / 200	Arlington, VA	1969	1959	172,000
Munson Hill Towers / 279	Falls Church, VA	1970	1963	259,000
The Ashby at McLean / 250	McLean, VA	1996	1982	244,000
Walker House Apartments / 212	Gaithersburg, MD	1996	1971/2003 [4]	154,000
Bethesda Hill Apartments / 194	Bethesda, MD	1997	1986	226,000
Avondale / 236	Laurel, MD	1999	1987	170,000

Subtotal (2,095 units)				1,729,000

Industrial Distribution / Flex Properties
Fullerton Business Center	Springfield, VA	1985	1980	104,000
Charleston Business Center	Rockville, MD	1993	1973	85,000
Tech 100 Industrial Park	Elkridge, MD	1995	1990	167,000
Crossroads Distribution Center	Elkridge, MD	1995	1987	85,000
The Alban Business Center	Springfield, VA	1996	1981/1982	87,000
The Earhart Building	Chantilly, VA	1996	1987	93,000
Ammendale Technology Park I	Beltsville, MD	1997	1985	167,000
Ammendale Technology Park II	Beltsville, MD	1997	1986	108,000
Pickett Industrial Park	Alexandria, VA	1997	1973	246,000
Northern Virginia Industrial Park	Lorton, VA	1998	1968/1991	788,000
8900 Telegraph Road	Lorton, VA	1998	1985	32,000
Dulles South IV	Chantilly, VA	1999	1988	83,000
Sully Square	Chantilly, VA	1999	1986	95,000
Amvax	Beltsville, MD	1999	1986	31,000
Sullyfield Center	Chantilly, VA	2001	1985	245,000
Fullerton Industrial Center	Springfield, VA	2003	1980	137,000
8880 Gorman Road	Laurel, MD	2004	2000	141,000
Dulles Business Park Portfolio	Chantilly, VA	2004/2005	1999-2005	325,000
Albemarle Point	Chantilly, VA	2005	2001/2003/2005	206,000

Subtotal				3,225,000

TOTAL				10,303,000

*	Multifamily buildings are presented in gross square feet.
[4]	A 16 unit addition referred to as The Gardens at Walker House was completed in October 2003.

Washington Real Estate Investment Trust

Commercial Leasing Summary

Three and nine months ended 09/30/05

	Three months ended 30-Sep-05	Nine months ended 30-Sep-05
Gross Leasing Square Footage
Office Buildings	156,333	581,400
Retail Centers	52,129	136,124
Industrial Centers	234,168	611,810

Total	442,630	1,329,334

Weighted Average Term (yrs)
Office Buildings	5.1	5.2
Retail Centers	6.0	5.8
Industrial Centers	3.6	4.1

Total	4.4	4.8

	GAAP	CASH	GAAP	CASH
Rental Rate Increases:
Rate on expiring leases
Office Buildings	$26.79	$27.72	$29.86	$30.52
Retail Centers	14.63	18.11	22.64	23.04
Industrial Centers	7.68	7.90	8.14	8.29

Total	$15.25	$16.10	$19.12	$19.53

Rate on new and renewal leases
Office Buildings	$26.80	$25.29	$30.97	$29.47
Retail Centers	17.60	20.41	27.99	26.09
Industrial Centers	9.59	8.87	9.12	8.48

Total	$16.61	$16.03	$20.61	$19.46

% Increase
Office Buildings	0.04%	-8.77%	3.72%	-3.44%
Retail Centers	20.30%	12.70%	23.63%	13.24%
Industrial Centers	24.87%	12.28%	12.04%	2.29%

Total	8.92%	-0.43%	7.79%	-0.36%

	Total Dollars	Dollars per Square Foot	Total Dollars	Dollars per Square Foot
Tenant Improvements and Leasing Costs
Office Buildings	$3,372,567	$21.57	$10,620,165	$18.27
Retail Centers	276,794	5.31	1,308,920	9.62
Industrial Centers	333,992	1.43	2,180,694	3.56

Total	$3,983,353	$9.00	$14,109,779	$10.61

Washington Real Estate Investment Trust

10 Largest Tenants - Based on Annualized Rent

September 30, 2005

Tenant	Number of Buildings	Weighted Average Remaining Lease Term in Months	Percentage of Aggregate Portfolio Annualized Rent	Aggregate Rentable Square Feet	Percentage of Aggregate Occupied Square Feet
World Bank**	1	53	4.18%	149,284	1.89%
Sunrise Senior Living, Inc.	1	96	3.33%	180,066	2.29%
General Services Administration	7	42	2.46%	248,511	3.15%
Sun Microsystems, Inc.	1	15	2.09%	110,184	1.40%
INOVA Health Care Services	4	59	1.88%	83,631	1.06%
International Monetary Fund**	1	3	1.63%	59,146	0.75%
George Washington University	2	34	1.44%	66,066	0.84%
IQ Solutions	1	56	1.30%	58,473	0.74%
United Communications Group	1	32	1.18%	63,189	0.80%
Lockheed Corporation	2	12	1.16%	73,770	0.94%

Total/Weighted Average		46	20.65%	1,092,320	13.86%

**	World Bank has an executed lease for expansion into the International Monetary Fund space effective 1/1/06 for a term of 60 months - World Bank’s percentage of aggregate rent will be 6.13% and 2.80% of aggregate square feet.

Washington Real Estate Investment Trust

Lease Expirations

September 30, 2005

Year	Number of Leases	Rentable Square Feet	Percent of Rentable Square Feet	Annualized Rent *	Average Rental Rate	Percent of Annualized Rent *
Office:
2005	28	87,689	2.7%	$2,363,616	$26.95	2.7%
2006	120	480,358	15.0%	12,793,284	26.63	14.4%
2007	87	300,749	9.4%	7,923,240	26.35	8.9%
2008	90	404,389	12.7%	11,576,344	28.63	13.1%
2009	82	426,222	13.3%	11,600,024	27.22	13.1%
2010 and thereafter	195	1,494,290	46.9%	42,331,823	28.33	47.8%

	602	3,193,697	100.0%	$88,588,331	$27.74	100.0%

Retail:
2005	9	29,951	1.7%	$494,002	$16.49	1.8%
2006	46	140,276	7.9%	2,762,397	19.69	9.9%
2007	55	163,878	9.2%	3,459,303	21.11	12.4%
2008	31	178,755	10.1%	1,751,440	9.80	6.3%
2009	33	141,799	8.0%	2,799,337	19.74	10.1%
2010 and thereafter	112	1,121,545	63.1%	16,535,559	14.74	59.5%

	286	1,776,204	100.0%	$27,802,038	$15.65	100.0%

Industrial:
2005	18	109,303	3.7%	$932,420	$8.53	3.3%
2006	55	518,253	17.7%	4,680,178	9.03	16.5%
2007	34	353,849	12.1%	3,000,072	8.48	10.5%
2008	45	557,782	19.1%	5,394,083	9.67	19.0%
2009	35	514,331	17.6%	4,900,957	9.53	17.2%
2010 and thereafter	54	868,173	29.8%	9,517,437	10.96	33.5%

	241	2,921,691	100.0%	$28,425,147	$9.73	100.0%

Total:
2005	55	226,943	2.9%	$3,790,038	$16.70	2.6%
2006	221	1,138,887	14.4%	20,235,859	17.77	14.0%
2007	176	818,476	10.4%	14,382,615	17.57	9.9%
2008	166	1,140,926	14.5%	18,721,867	16.41	13.0%
2009	150	1,082,352	13.7%	19,300,318	17.83	13.3%
2010 and thereafter	361	3,484,008	44.1%	68,384,819	19.63	47.2%

	1,129	7,891,592	100.0%	$144,815,516	$18.35	100.0%

*	Annualized Rent is as of September 30, 2005 rental revenue (cash basis) multiplied by 12.

Washington Real Estate Investment Trust

2005 Acquisition and Disposition Summary

as of September 30, 2005

($’s in thousands)

Acquisition Summary

	Acquisition Date	Square Feet	Leased Percentage at Acquisition	September 30, 2005 Leased Percentage	Investment
Frederick Crossing Shopping Center	03/23/05	294,724	100%	100%	$44,800
Frederick, MD
Coleman Building	04/08/05	59,767	64%	100%	$8,800
Chantilly, VA
Albemarle Point	07/29/05	296,105	97%	97%	$67,000
Chantilly, VA

Total					$120,600

Disposition Summary

	Disposition Date	Property Type	Square Feet	Sale Price (in thousands)	GAAP Gain
8230 Boone Blvd	11/15/04	Office	58,000	$10,000	$1,883	*
7700 Leesburg Pike	02/01/05	Office	147,000	$20,150	$8,527
Tycon Plaza II	02/01/05	Office	127,000	$19,400	$8,867
Tycon Plaza III	02/01/05	Office	137,000	$27,950	$14,696
Pepsi-Cola Distribution Center	09/08/05	Industrial	69,000	$6,000	$3,038

Total			538,000	$83,500	$37,011

*	Reflects the recognition of deferred gain in conjunction with property disposal in November 2004.

Washington Real Estate Investment Trust

2005 Development Summary

as of September 30, 2005

($’s in thousands)

Property and Location	Total Rentable Square Feet or # of Units	Percentage Leased or Committed	Anticipated Total Cash Cost	Cash Cost to Date	Anticipated Construction Completion Date
Development
Rosslyn Towers [1]
(High Rise)	178 units & 1,600 sq ft. retail	0%			1Q 07
(Medium Rise)	46 units & 4,300 sq ft. retail	0%			4Q 06
Arlington, VA			$63,600	$16,958[3]
South Washington Street [2]	75 units & 2,600 sq ft. retail	0%			1Q 07
Alexandria, VA			$32,200	$5,584[3]

Total			$95,800	$22,542

Re-development
Foxchase Shopping Center [4]	60,600 sq ft.	97%			4Q 06
Alexandria, VA			$10,000	$1,725

[1]	Rosslyn Towers, formerly known as WRIT Rosslyn Center, is a planned 224 unit multifamily property. 1620 Wilson Boulevard was acquired in conjunction with the overall development plan for Rosslyn Towers.
[2]	718 E. Jefferson Street was acquired to complete our ownership of the entire block of 800 S. Washington Street. The surface parking lot on this block is now in the preliminary stages of development. We refer to this development project as South Washington Street.
[3]	Includes land cost.
[4]	Redevelopment in connection with a lease executed in September 2004 with a regional grocery store chain.

WRIT vs. Morgan Stanley REIT Index & NAREIT All Equity Index & Russell 2000

12, 36, and 60 Month Total Returns

September 30, 2005

Washington Real Estate Investment Trust

Reporting Definitions

September 30, 2005

Annualized base rent (ABR) is calculated as monthly base rent (cash basis) per the lease, as of the reporting period, multiplied by 12.

Debt to total market capitalization is total debt from the balance sheet divided by the sum of total debt from the balance sheet plus the market value of shares outstanding at the end of the period.

EBITDA (a non-GAAP measure) is earnings before interest, taxes, depreciation and amortization.

Ratio of earnings to fixed charges is computed by dividing earnings by fixed charges. For this purpose, earnings consist of income from continuing operations (or net income if there are no discontinued operations) plus fixed charges, less capitalized interest. Fixed charges consist of interest expense, including amortized costs of debt issuance, plus interest costs capitalized.

Debt service coverage ratio is computed by dividing earnings before interest income and expense, depreciation, amortization and gain on sale of real estate by interest expense and principal amortization.

Funds from operations (FFO) - The National Association of Real Estate Investment Trusts, Inc. (NAREIT) defines FFO (April, 2002 White Paper) as net income (computed in accordance with generally accepted accounting principles (GAAP)) excluding gains (or losses) from sales of property plus real estate depreciation and amortization. FFO is a non-GAAP measure.

Funds Available for Distribution (FAD), a non-GAAP measure, is calculated by subtracting from FFO recurring expenditures, tenant improvements and leasing costs, that are capitalized and amortized and are necessary to maintain our properties and revenue stream and straight line rents, then adding non-real estate depreciation and amortization and rent abatement amortization, and adding or subtracting amortization of lease intangibles, as appropriate.

Recurring capital expenditures represents non-accretive building improvements and leasing costs required to maintain current revenues. Recurring capital expenditures do not include acquisition capital that was taken into consideration when underwriting the purchase of a building or which are incurred to bring a building up to “operating standard.”

Rent increases on renewals and rollovers are calculated as the difference, weighted by square feet, of the net ABR due the first month after a term commencement date and the net ABR due the last month prior to the termination date of the former tenant’s term.

Core portfolio properties include all properties that were owned for the entirety of the current and prior year reporting periods.

Core portfolio net operating income (NOI) growth is the change in the NOI of the core portfolio properties from the prior reporting period to the current reporting period.